                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-65208 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-62498 (related to the 1993 Employee Stock Purchase Plan), No. 33-52823 (related to the 1994 Employee Stock Option Plan), No. 33-58664 (related to the 1993 Employee Stock Option Plan), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan) and No. 33-52815 (related to Georgia-Pacific Corporation Hourly 401(k) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994; (3) any and all amendments to, and supplements to any prospectus contained in or relating to, the Registration Statements on Form S-8, Nos. 33-48329, 33-48330 and 33-48331, relating to the Georgia-Pacific Corporation (GNN) Investment Plan for Union Employees, Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc. and Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan, and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (4) Registration Statements on Form S-8 covering (a) 8,100,000 shares of the Common Stock of the Corporation related to the 1995 Shareholder Value Incentive Plan and (b) 2,000,000 shares of the Common Stock of the Corporation related to the 1995 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statements and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (5) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be come by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1995.

                                        /s/ Robert Carswell
                                        -------------------
                                        ROBERT CARSWELL

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-65208 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-62498 (related to the 1993 Employee Stock Purchase Plan), No. 33-52823 (related to the 1994 Employee Stock Option Plan), No. 33-58664 (related to the 1993 Employee Stock Option Plan), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan) and No. 33-52815 (related to Georgia-Pacific Corporation Hourly 401(k) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994; (3) any and all amendments to, and supplements to any prospectus contained in or relating to, the Registration Statements on Form S-8, Nos. 33-48329, 33-48330 and 33-48331, relating to the Georgia-Pacific Corporation (GNN) Investment Plan for Union Employees, Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc. and Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan, and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (4) Registration Statements on Form S-8 covering (a) 8,100,000 shares of the Common Stock of the Corporation related to the 1995 Shareholder Value Incentive Plan and (b) 2,000,000 shares of the Common Stock of the Corporation related to the 1995 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statements and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (5) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be come by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1995.


                                        /s/ Jewel Plummer Cobb
                                        ----------------------
                                        JEWEL PLUMMER COBB

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-65208 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-62498 (related to the 1993 Employee Stock Purchase Plan), No. 33-52823 (related to the 1994 Employee Stock Option Plan), No. 33-58664 (related to the 1993 Employee Stock Option Plan), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan) and No. 33-52815 (related to Georgia-Pacific Corporation Hourly 401(k) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994; (3) any and all amendments to, and supplements to any prospectus contained in or relating to, the Registration Statements on Form S-8, Nos. 33-48329, 33-48330 and 33-48331, relating to the Georgia-Pacific Corporation (GNN) Investment Plan for Union Employees, Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc. and Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan, and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (4) Registration Statements on Form S-8 covering (a) 8,100,000 shares of the Common Stock of the Corporation related to the 1995 Shareholder Value Incentive Plan and (b) 2,000,000 shares of the Common Stock of the Corporation related to the 1995 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statements and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (5) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be come by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 1995.


                                        /s/ Jane Evans
                                        --------------
                                        JANE EVANS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-65208 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-62498 (related to the 1993 Employee Stock Purchase Plan), No. 33-52823 (related to the 1994 Employee Stock Option Plan), No. 33-58664 (related to the 1993 Employee Stock Option Plan), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan) and No. 33-52815 (related to Georgia-Pacific Corporation Hourly 401(k) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994; (3) any and all amendments to, and supplements to any prospectus contained in or relating to, the Registration Statements on Form S-8, Nos. 33-48329, 33-48330 and 33-48331, relating to the Georgia-Pacific Corporation (GNN) Investment Plan for Union Employees, Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc. and Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan, and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (4) Registration Statements on Form S-8 covering (a) 8,100,000 shares of the Common Stock of the Corporation related to the 1995 Shareholder Value Incentive Plan and (b) 2,000,000 shares of the Common Stock of the Corporation related to the 1995 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statements and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (5) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be come by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1995.


                                        /s/ Donald V. Fites
                                        -------------------
                                        DONALD V. FITES

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-65208 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-62498 (related to the 1993 Employee Stock Purchase Plan), No. 33-52823 (related to the 1994 Employee Stock Option Plan), No. 33-58664 (related to the 1993 Employee Stock Option Plan), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan) and No. 33-52815 (related to Georgia-Pacific Corporation Hourly 401(k) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994; (3) any and all amendments to, and supplements to any prospectus contained in or relating to, the Registration Statements on Form S-8, Nos. 33-48329, 33-48330 and 33-48331, relating to the Georgia-Pacific Corporation (GNN) Investment Plan for Union Employees, Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc. and Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan, and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (4) Registration Statements on Form S-8 covering (a) 8,100,000 shares of the Common Stock of the Corporation related to the 1995 Shareholder Value Incentive Plan and (b) 2,000,000 shares of the Common Stock of the Corporation related to the 1995 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statements and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (5) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be come by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1995.


                                        /s/ Harvey C. Fruehauf, Jr.
                                        ---------------------------
                                        HARVEY C. FRUEHAUF, JR.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-65208 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-62498 (related to the 1993 Employee Stock Purchase Plan), No. 33-52823 (related to the 1994 Employee Stock Option Plan), No. 33-58664 (related to the 1993 Employee Stock Option Plan), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan) and No. 33-52815 (related to Georgia-Pacific Corporation Hourly 401(k) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994; (3) any and all amendments to, and supplements to any prospectus contained in or relating to, the Registration Statements on Form S-8, Nos. 33-48329, 33-48330 and 33-48331, relating to the Georgia-Pacific Corporation (GNN) Investment Plan for Union Employees, Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc. and Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan, and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (4) Registration Statements on Form S-8 covering (a) 8,100,000 shares of the Common Stock of the Corporation related to the 1995 Shareholder Value Incentive Plan and (b) 2,000,000 shares of the Common Stock of the Corporation related to the 1995 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statements and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (5) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be come by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1995.


                                              /s/ Richard V. Giordano
                                              -----------------------
                                              RICHARD V. GIORDANO

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-65208 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-62498 (related to the 1993 Employee Stock Purchase Plan), No. 33-52823 (related to the 1994 Employee Stock Option Plan), No. 33-58664 (related to the 1993 Employee Stock Option Plan), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan) and No. 33-52815 (related to Georgia-Pacific Corporation Hourly 401(k) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994; (3) any and all amendments to, and supplements to any prospectus contained in or relating to, the Registration Statements on Form S-8, Nos. 33-48329, 33-48330 and 33-48331, relating to the Georgia-Pacific Corporation (GNN) Investment Plan for Union Employees, Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc. and Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan, and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (4) Registration Statements on Form S-8 covering (a) 8,100,000 shares of the Common Stock of the Corporation related to the 1995 Shareholder Value Incentive Plan and (b) 2,000,000 shares of the Common Stock of the Corporation related to the 1995 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statements and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (5) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be come by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1995.


                                                    /s/ David R. Goode
                                                    ------------------
                                                    DAVID R. GOODE

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-65208 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-62498 (related to the 1993 Employee Stock Purchase Plan), No. 33-52823 (related to the 1994 Employee Stock Option Plan), No. 33-58664 (related to the 1993 Employee Stock Option Plan), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan) and No. 33-52815 (related to Georgia-Pacific Corporation Hourly 401(k) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994; (3) any and all amendments to, and supplements to any prospectus contained in or relating to, the Registration Statements on Form S-8, Nos. 33-48329, 33-48330 and 33-48331, relating to the Georgia-Pacific Corporation (GNN) Investment Plan for Union Employees, Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc. and Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan, and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (4) Registration Statements on Form S-8 covering (a) 8,100,000 shares of the Common Stock of the Corporation related to the 1995 Shareholder Value Incentive Plan and (b) 2,000,000 shares of the Common Stock of the Corporation related to the 1995 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statements and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (5) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be come by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1995.


                                        /s/ T. Marshall Hahn, Jr.
                                        -------------------------
                                        T. MARSHALL HAHN, JR.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-65208 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-62498 (related to the 1993 Employee Stock Purchase Plan), No. 33-52823 (related to the 1994 Employee Stock Option Plan), No. 33-58664 (related to the 1993 Employee Stock Option Plan), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan) and No. 33-52815 (related to Georgia-Pacific Corporation Hourly 401(k) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994; (3) any and all amendments to, and supplements to any prospectus contained in or relating to, the Registration Statements on Form S-8, Nos. 33-48329, 33-48330 and 33-48331, relating to the Georgia-Pacific Corporation (GNN) Investment Plan for Union Employees, Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc. and Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan, and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (4) Registration Statements on Form S-8 covering (a) 8,100,000 shares of the Common Stock of the Corporation related to the 1995 Shareholder Value Incentive Plan and (b) 2,000,000 shares of the Common Stock of the Corporation related to the 1995 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statements and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (5) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be come by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 1995.


                                              /s/ M. Douglas Ivester
                                              ----------------------
                                              M. DOUGLAS IVESTER

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-65208 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-62498 (related to the 1993 Employee Stock Purchase Plan), No. 33-52823 (related to the 1994 Employee Stock Option Plan), No. 33-58664 (related to the 1993 Employee Stock Option Plan), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan) and No. 33-52815 (related to Georgia-Pacific Corporation Hourly 401(k) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994; (3) any and all amendments to, and supplements to any prospectus contained in or relating to, the Registration Statements on Form S-8, Nos. 33-48329, 33-48330 and 33-48331, relating to the Georgia-Pacific Corporation (GNN) Investment Plan for Union Employees, Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc. and Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan, and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (4) Registration Statements on Form S-8 covering (a) 8,100,000 shares of the Common Stock of the Corporation related to the 1995 Shareholder Value Incentive Plan and (b) 2,000,000 shares of the Common Stock of the Corporation related to the 1995 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statements and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (5) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be come by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1995.


                                                /s/ Francis Jungers
                                                -------------------
                                                FRANCIS JUNGERS

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-65208 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-62498 (related to the 1993 Employee Stock Purchase Plan), No. 33-52823 (related to the 1994 Employee Stock Option Plan), No. 33-58664 (related to the 1993 Employee Stock Option Plan), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan) and No. 33-52815 (related to Georgia-Pacific Corporation Hourly 401(k) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994; (3) any and all amendments to, and supplements to any prospectus contained in or relating to, the Registration Statements on Form S-8, Nos. 33-48329, 33-48330 and 33-48331, relating to the Georgia-Pacific Corporation (GNN) Investment Plan for Union Employees, Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc. and Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan, and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (4) Registration Statements on Form S-8 covering (a) 8,100,000 shares of the Common Stock of the Corporation related to the 1995 Shareholder Value Incentive Plan and (b) 2,000,000 shares of the Common Stock of the Corporation related to the 1995 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statements and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (5) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be come by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1995.


                                              /s/ Robert E. McNair
                                              --------------------
                                              ROBERT E. MCNAIR

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-65208 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-62498 (related to the 1993 Employee Stock Purchase Plan), No. 33-52823 (related to the 1994 Employee Stock Option Plan), No. 33-58664 (related to the 1993 Employee Stock Option Plan), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan) and No. 33-52815 (related to Georgia-Pacific Corporation Hourly 401(k) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994; (3) any and all amendments to, and supplements to any prospectus contained in or relating to, the Registration Statements on Form S-8, Nos. 33-48329, 33-48330 and 33-48331, relating to the Georgia-Pacific Corporation (GNN) Investment Plan for Union Employees, Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc. and Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan, and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (4) Registration Statements on Form S-8 covering (a) 8,100,000 shares of the Common Stock of the Corporation related to the 1995 Shareholder Value Incentive Plan and (b) 2,000,000 shares of the Common Stock of the Corporation related to the 1995 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statements and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (5) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be come by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1995.


                                              /s/ Louis W. Sullivan
                                              ---------------------
                                              LOUIS W. SULLIVAN

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-65208 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-62498 (related to the 1993 Employee Stock Purchase Plan), No. 33-52823 (related to the 1994 Employee Stock Option Plan), No. 33-58664 (related to the 1993 Employee Stock Option Plan), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan) and No. 33-52815 (related to Georgia-Pacific Corporation Hourly 401(k) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994; (3) any and all amendments to, and supplements to any prospectus contained in or relating to, the Registration Statements on Form S-8, Nos. 33-48329, 33-48330 and 33-48331, relating to the Georgia-Pacific Corporation (GNN) Investment Plan for Union Employees, Georgia-Pacific Corporation Investment Plan for Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc. and Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan, and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (4) Registration Statements on Form S-8 covering (a) 8,100,000 shares of the Common Stock of the Corporation related to the 1995 Shareholder Value Incentive Plan and (b) 2,000,000 shares of the Common Stock of the Corporation related to the 1995 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statements and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (5) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be come by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1995.


                                                /s/ James B. Williams
                                                ---------------------
                                                JAMES B. WILLIAMS